UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21677

Cohen & Steers International Realty Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2010

Item 1. Reports to Stockholders.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2010. The net asset values (NAV) per share at that date were $11.08, $10.97 and $11.14 for Class A, Class C and Class I shares, respectively.

The total returns, including income and change in NAV, for the Fund and its comparative benchmarks were:

	Six Months Ended December 31, 2010	Year Ended December 31, 2010
Cohen & Steers International Realty Fund—Class A	28.11%	13.48%
Cohen & Steers International Realty Fund—Class C	27.77%	12.72%
Cohen & Steers International Realty Fund—Class I	28.46%	13.95%
FTSE EPRA/NAREIT Developed Ex-U.S. Real Estate Index[a]	28.17%	15.63%
S&P 500 Index[a]	23.27%	15.06%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com. Performance quoted does not reflect the deduction of the maximum 4.5% initial sales charge on Class A shares or the 1% maximum contingent deferred sales charge on Class C shares. If such charges were included, returns would have been lower.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of non-U.S. holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry to deter investors from arbitraging funds with a large percentage of non-U.S. holdings. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark index, which does not use fair value pricing. An investor cannot invest directly in an index.

Please note that distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and realized gains are a return of capital distributed from the Fund's assets.

a  The FTSE EPRA/NAREIT Developed Ex-U.S. Real Estate Index is an unmanaged portfolio of approximately 176 constituents from 20 countries and is net of dividend withholding taxes. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Investment Review

International real estate stocks had strongly positive returns in 2010, with rising capital values and improving operating fundamentals overcoming concerns about high unemployment in the United States, policy tightening in China and a sovereign fiscal crisis in Europe.

Europe advanced despite debt concerns

European markets experienced significant volatility, as investors became increasingly concerned over sovereign debt problems in several key countries. In May, the International Monetary Fund and European Union announced a rescue package for Greece, along with another fund meant to backstop Spain, Portugal and Italy. Later in the year these authorities turned their sights to Ireland, whose rescue package was tied to deficit reduction.

The U.K. market improved in the second half

The United Kingdom (+4.9%)b struggled early in the period, when there was considerable political and economic uncertainty, although it began to recover as investors welcomed austerity measures aimed at reducing the country's sizable budget deficit. There was some improvement in economic news, including modest third-quarter GDP growth that exceeded expectations.

In France (+14.2%), returns were lifted by Unibail-Rodamco, the continent's largest listed property company and owner of high quality shopping centers across Europe. Its share price was buoyed by its operating strength and rent indexation tied to inflation. In July, Unibail announced that it would pay a special dividend amounting to 15% of its total market capitalization.

Sweden (+48.5%) and Finland (+31.7%) benefited from their sound banking systems and strong export-oriented economies that are propelling demand for additional space across all property types. Germany (+32.7%) rallied in response to a strong increase in exports and unemployment that fell to its lowest level in nearly 20 years, indicating that tenant demand should begin stabilizing.

Hong Kong and Japan led Asia Pacific

Hong Kong and Chinese property companies retreated in the first half of the year amid growing measures by the central governments of both countries to cool their surging residential property markets, but share prices rebounded in the third quarter as expectations grew that the policies were nearing their peak tightness. Hong Kong ended the full period with a total return of +12.2%, further aided by encouraging economic data and indications that interest rates would likely remain low for an extended period. The office sector performed exceptionally well.

Japan (+14.0%) saw an acceleration in performance late in the year. The market overcame the export-threatening impact of a rising yen, which reached its highest level against the U.S. dollar in 15 years. Real estate stocks were spurred by news that the Bank of Japan would specifically target J-REITs shares for purchase in

b  Country returns are in local currencies as measured by the FTSE EPRA/NAREIT Developed ex-U.S. Real Estate Index.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

an effort to drive down capital costs and spur sector consolidation. Stocks of developers also rallied late in the period as the market began pricing in the ability for more J-REITs to issue equity and purchase developers' properties.

Property stocks in Australia (+0.4%) held up relatively well through June, as investors sought safety in a sound economy with good fundamentals. The property sector trailed in the second half, however, as the country's central bank pressed on with interest-rate increases (from 3.75% to 4.75% ), driving fears that a strong Australian dollar could weigh on GDP growth and raise borrowing costs.

Singapore (+3.9%), which has an export-dependent economy, underperformed amid policy tightening in China that threatened to slow demand for Singapore's products. There was also tightening within the country itself as the government sought to cool its residential sector.

International Real Estate Securities Total Returns in Local Currencies
January 1, 2010-December 31, 2010

Country returns are in local currency as measured by the FTSE/NAREIT Developed Ex-US Real Estate Index.

Fund performance

The Fund generated a strong absolute total return but underperformed its benchmark, due in large part to our underweight and stock selection in Japan. We had a cautious approach, based on a clouded economy and poor fundamentals in the office market. This meant we were underweight J-REITs that had sizable gains when the Bank of Japan unexpectedly announced its asset purchase plans. We were overweight property developers with operations in China, based on their attractive long-term growth potential and attractive valuations, but we underperformed when macro and property-specific policy turned more restrictive than anticipated.

Performance was aided by stock selection in Europe, in particular France, Sweden and Finland. In addition, we were underweight France and overweight both Sweden and Finland; these positions contributed positively to

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

relative returns. Our out-of-index allocation to Brazil had a sizable gain, while stock selection in Singapore also helped performance.

U.S. dollar-based investors benefited from exchange-rate trends; while the euro declined against the dollar, there was strong appreciation in Asia Pacific currencies.

Investment Outlook

We are closely watching the sovereign debt crisis and its effects on the wider cost and availability of capital in Europe. The region's real estate companies made progress in raising capital in 2010, which they should be able to build on in 2011 provided the crisis does not intensify.

The U.K. office market remains our largest area of concentration, especially in London's West End, which has some of the country's best fundamentals and where skilled operators have demonstrated an ability to create value.

On the continent, our preference is for pan-European retail owners with healthy balance sheets that can help them play offense. We also like companies located in northern markets, which are relatively insulated from sovereign debt concerns and have seen significant improvements in their economies.

Asia Pacific could see managed growth

We expect fundamentals in Asia Pacific to stay strong as 2011 progresses. Despite policy/monetary measures aimed at cooling its economy, we expect China to remain the primary driving force in the region.

The Hong Kong office sector appears well-positioned to benefit from solid fundamentals. For the residential sector, a supply shortage, favorable interest rates and extra liquidity from quantitative easing suggest upside potential. This comes with some risks: if home prices rise too quickly, the government will face public pressure to enact further corrective policies.

We retain a cautious view of Japan, as tenants continue to seek rent and space reductions, and new office supply is due to come on the market next year. There are some positive signs, however: Homes are more affordable, low office rents are attracting Grade A tenants, debt is more available and capital values are showing stronger signals of a bottom.

While Australia's higher interest rates appear to have tempered enthusiasm for residential stocks, we believe residential fundamentals should continue to improve in 2011, aided by wage and employment growth. In our view, the bank's tightening policy highlights the relative strength of the Australian economy in being able to withstand rate increases meant to stave off inflationary pressures. We expect the Singapore economy to continue its above-average growth trajectory. Occupancy levels and new demand in office are accelerating, while rents have bottomed and are now rising rapidly.

Our broad focus remains on companies with the best potential for internal growth that can also capitalize on the emergence of external growth opportunities amid improving real estate fundamentals.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Sincerely,

MARTIN COHEN	ROBERT H. STEERS

Co-chairman	Co-chairman

JOSEPH M. HARVEY	SCOTT CROWE

Portfolio Manager	Portfolio Manager

GERIOS J.M. ROVERS	LUKE SULLIVAN

Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Performance Review (Unaudited)

Cohen & Steers International Realty Fund—Class A

Growth of a $10,000 Investment

Cohen & Steers International Realty Fund—Class C

Growth of a $10,000 Investment

Cohen & Steers International Realty Fund—Class I

Growth of a $1,000,000 Investment

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Performance Review (Unaudited)—(Continued)

Average Annual Total Returns—For Periods Ended December 31, 2010

	Class A Shares	Class C Shares	Class I Shares
1 Year (with sales charge)	8.37%[b]	11.72%[c]	—
1 Year (without sales charge)	13.48%	12.72%	13.95%
5 Years (with sales charge)	1.15%[b]	1.43%	—
5 Years (without sales charge)	2.09%	1.43%	2.46%
Since Inception[d] (with sales charge)	3.78%[b]	3.94%	—
Since Inception[d] (without sales charge)	4.61%	3.94%	4.98%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month-end can be obtained by visiting our Web site at cohenandsteers.com. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods presented above, the advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The expense ratios for each class of shares as disclosed in the May 1, 2010 prospectuses were as follows: Class A—1.66%; Class C—2.31% and Class I—1.31%.

a  The comparative indexes are not adjusted to reflect expenses or other fees that the SEC requires to be reflected in the Fund's performance. The Fund's performance assumes the reinvestment of all dividends and distributions. For more information, including charges and expenses, please read the prospectus carefully before you invest.

b  Reflects a 4.50% front-end sales charge.

c  Reflects a contingent deferred sales charge of 1%.

d  Inception date of March 31, 2005.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2010—December 31, 2010.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period* July 1, 2010– December 31, 2010
Class A
Actual (28.11% return)	$1,000.00	$1,281.10	$8.97
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.34	$7.93
Class C
Actual (27.77% return)	$1,000.00	$1,277.70	$12.69
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.06	$11.22
Class I
Actual (28.46% return)	$1,000.00	$1,284.60	$6.97
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.11	$6.16

*  Expenses are equal to the Fund's Class A, Class C and Class I annualized expense ratios of 1.56%, 2.21% and 1.21%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to relect the one-half year period).

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

DECEMBER 31, 2010

Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
Sun Hung Kai Properties Ltd.	$99,452,564	7.2%
Mitsui Fudosan Co., Ltd.	74,400,399	5.4
Unibail-Rodamco	58,998,865	4.3
Westfield Group	50,630,459	3.7
Hongkong Land Holdings Ltd.	47,570,927	3.5
Stockland	47,509,412	3.4
Mitsubishi Estate Co., Ltd.	47,218,544	3.4
Wharf Holdings Ltd.	42,445,013	3.1
Hang Lung Properties Ltd.	41,843,550	3.0
GPT Group	39,139,133	2.8

Country Breakdown

(Based on Net Assets)
(Unaudited)

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

SCHEDULE OF INVESTMENTS

December 31, 2010

		Number of Shares	Value
COMMON STOCK	99.1%
AUSTRALIA	15.0%
DIVERSIFIED	8.8%
BGP Holdings PLC (EUR)[a,b,c]		55,752,507	$0
FKP Property Group		17,064,713	14,922,993
GPT Group		13,015,865	39,139,133
Mirvac Group		15,940,932	19,972,877
Stockland		12,902,870	47,509,412
			121,544,415
INDUSTRIAL	2.5%
Goodman Group		51,901,219	34,504,977
RETAIL	3.7%
Westfield Group		5,167,203	50,630,459
TOTAL AUSTRALIA			206,679,851
BRAZIL	3.6%
DIVERSIFIED	0.7%
PDG Realty SA Empreendimentos e Participacoes		1,580,682	9,674,535
HOTEL	0.3%
BHG SA - Brazil Hospitality Group[c]		337,513	4,105,053
OFFICE	1.0%
BR Properties SA		1,232,215	13,480,135
RETAIL	1.6%
Aliansce Shopping Centers SA		967,285	7,983,015
BR Malls Participacoes SA		1,426,850	14,698,274
			22,681,289
TOTAL BRAZIL			49,941,012
CANADA	7.6%
DIVERSIFIED	1.2%
Brookfield Asset Management		239,902	8,010,406
Dundee Real Estate Investment Trust, 144Ad		289,646	8,797,454
			16,807,860

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

		Number of Shares	Value
HOTEL	0.6%
InnVest Real Estate Investment Trust		1,128,374	$7,660,188
OFFICE	1.0%
Brookfield Properties Corp.		798,282	13,993,883
RESIDENTIAL	2.7%
Boardwalk REIT		372,880	15,469,476
Melcor Developments Ltd.		835,662	12,480,721
Northern Property Real Estate Investment Trust		321,623	9,354,659
			37,304,856
RETAIL	2.1%
Primaris Retail REIT		768,388	15,100,374
RioCan REIT		641,521	14,194,370
			29,294,744
TOTAL CANADA			105,061,531
CYPRUS	0.1%
DIVERSIFIED
AFI Development PLC GDR[c]		1,580,117	1,682,825
FINLAND	1.4%
DIVERSIFIED
Sponda Oyj		3,602,718	18,679,530
FRANCE	4.3%
DIVERSIFIED
Unibail-Rodamco		298,317	58,998,865
GERMANY	0.9%
RESIDENTIAL
Deutsche Wohnen AGc		906,971	12,725,845

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

		Number of Shares	Value
HONG KONG	29.2%
DIVERSIFIED	22.4%
Agile Property Holdings Ltd.		9,409,000	$13,920,788
China Resources Land Ltd.		7,428,200	13,494,003
Glorious Property Holdings Ltd.		7,370,598	2,512,876
Great Eagle Holdings Ltd.		2,893,021	9,007,193
Guangzhou R&F Properties Co., Ltd. Class H		4,954,200	7,100,374
Hang Lung Properties Ltd.		8,997,000	41,843,550
Hysan Development Company Ltd.		103	486
Kerry Properties Ltd.		1,309,900	6,791,500
KWG Property Holding Ltd.		17,412,848	13,441,371
New World Development Ltd.		10,774,886	20,266,678
Shimao Property Holdings Ltd.		13,500,372	20,390,897
Sino Land Co., Ltd.		4,128,598	7,733,685
Sun Hung Kai Properties Ltd.		6,011,080	99,452,564
Swire Pacific Ltd. Class A		644,000	10,588,617
Wharf Holdings Ltd.		5,517,000	42,445,013
			308,989,595
HOTEL	0.5%
Shangri-La Asia Ltd.		2,643,100	7,174,945
OFFICE	3.5%
Hongkong Land Holdings Ltd. (USD)		6,588,771	47,570,927
RESIDENTIAL	2.8%
China Overseas Land & Investment Ltd.		20,963,340	38,836,982
TOTAL HONG KONG			402,572,449
INDIA	0.5%
DIVERSIFIED
Housing Development & Infrastructure Ltd.[c]		1,564,509	6,808,754
INDONESIA	0.4%
DIVERSIFIED
Summarecon Agung Tbk PT		47,011,046	5,687,241

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

		Number of Shares	Value
JAPAN	11.1%
DIVERSIFIED	9.3%
Mitsubishi Estate Co., Ltd.		2,545,600	$47,218,544
Mitsui Fudosan Co., Ltd.		3,731,049	74,400,399
Nomura Real Estate Holdings		343,400	6,255,556
			127,874,499
OFFICE	1.0%
Japan Real Estate Investment Corp.		1,356	14,062,717
RESIDENTIAL	0.8%
Advance Residence Investment[c]		5,073	11,359,421
TOTAL JAPAN			153,296,637
NETHERLANDS	1.7%
RETAIL
Corio NV		366,972	23,545,819
NORWAY	0.5%
OFFICE
Norwegian Property ASA[c]		4,085,283	7,246,327
PHILIPPINES	1.2%
RETAIL
SM Prime Holdings		62,838,700	16,322,858
SINGAPORE	9.6%
DIVERSIFIED	3.6%
Allgreen Properties Ltd.		10,186,200	9,365,891
CapitaLand Ltd.		8,325,000	24,066,505
Keppel Land Ltd.		4,522,449	16,914,914
			50,347,310
HOTEL	2.0%
City Developments Ltd.		2,796,000	27,364,133

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

		Number of Shares	Value
INDUSTRIAL	1.4%
AIM AMP Capital Industrial REIT		32,699,364	$5,605,532
Ascendas REIT		8,429,001	13,595,693
			19,201,225
OFFICE	1.1%
CapitaCommercial Trust		12,517,237	14,630,347
RETAIL	1.5%
CapitaMall Trust		4,926,209	7,485,181
CapitaMalls Asia Ltd.		8,560,531	12,940,687
			20,425,868
TOTAL SINGAPORE			131,968,883
SWEDEN	3.1%
DIVERSIFIED
Castellum AB		1,086,907	14,795,051
Fabege AB		1,682,145	19,646,055
Klovern AB		1,483,066	7,497,304
			41,938,410
SWITZERLAND	0.6%
OFFICE
PSP Swiss Property AGc		93,498	7,499,840
UNITED KINGDOM	8.3%
DIVERSIFIED	4.2%
British Land Co., PLC		3,948,877	32,291,844
Hammerson PLC		3,807,895	24,768,689
Helical Bar PLC		112,389	499,393
			57,559,926
INDUSTRIAL	1.8%
Segro PLC		5,600,614	25,008,199

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

		Number of Shares	Value
OFFICE	2.3%
Derwent London PLC		560,219	$13,634,351
Great Portland Estates PLC		3,263,554	18,358,242
			31,992,593
TOTAL UNITED KINGDOM			114,560,718
TOTAL COMMON STOCK (Identified cost—$1,085,404,964)			1,365,217,395
		Number of Warrants
WARRANTS	0.0%
HONG KONG
DIVERSIFIED
Henderson Land Development, Ltd., expire 6/1/11[c] (Identified cost—$0)		474,879	109,971
		Number of Shares
SHORT-TERM INVESTMENTS	1.5%
MONEY MARKET FUNDS
Federated Government Obligations Fund, 0.02%[e]		10,200,000	10,200,000
State Street Institutional Liquid Reserves Fund, 0.18%[e]		10,200,000	10,200,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$20,400,000)			20,400,000
TOTAL INVESTMENTS (Identified cost—$1,105,804,964)		100.6%	1,385,727,366
LIABILITIES IN EXCESS OF OTHER ASSETS		(0.6)	(8,442,358)
NET ASSETS		100.0%	$1,377,285,008

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2010

Glossary of Portfolio Abbreviations

EUR  Euro Currency

GDR  Global Depositary Receipt

REIT  Real Estate Investment Trust

USD  United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

a  Illiquid security. Aggregate holdings equal 0.0% of net assets of the Fund.

b  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair value securities represent 0.0% of net assets of the Fund.

c  Non-income producing security.

d  Resale is restricted to qualified institutional investors. Aggregate holdings equal 0.6% of net assets of the Fund, of which 0.0% is illiquid.

e  Rate quoted represents the seven day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2010

ASSETS:
Investments in securities, at value (Identified cost—$1,105,804,964)	$1,385,727,366
Cash	86,337
Foreign currency, at value (Identified cost—$141,502)	142,399
Receivable for:
Investment securities sold	8,480,072
Fund shares sold	4,174,584
Dividends and interest	2,350,061
Other assets	22,367
Total Assets	1,400,983,186
LIABILITIES:
Payable for:
Investment securities purchased	19,605,488
Fund shares redeemed	2,061,378
Investment advisory fees	1,089,006
Administration fees	68,779
Distribution fees	13,585
Shareholder servicing fees	4,830
Directors' fees	2,991
Other liabilities	852,121
Total Liabilities	23,698,178
NET ASSETS	$1,377,285,008
NET ASSETS consist of:
Paid-in capital	$2,754,392,528
Dividends in excess of net investment income	(63,738,658)
Accumulated net realized loss	(1,593,273,296)
Net unrealized appreciation	279,904,434
$1,377,285,008

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

December 31, 2010

CLASS A SHARES:
NET ASSETS	$330,296,648
Shares issued and outstanding ($0.001 par value common stock outstanding)	29,806,669
Net asset value and redemption price per share	$11.08
Maximum offering price per share ($11.08 ÷ 0.955)[a]	$11.60
CLASS C SHARES:
NET ASSETS	$220,516,995
Shares issued and outstanding ($0.001 par value common stock outstanding)	20,098,948
Net asset value and offering price per share[b]	$10.97
CLASS I SHARES:
NET ASSETS	$826,471,365
Shares issued and outstanding ($0.001 par value common stock outstanding)	74,221,988
Net asset value, offering, and redemption price per share	$11.14

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge of 1% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2010

Investment Income:
Dividend income (net of $2,284,927 of foreign withholding tax)	$47,819,585
Expenses:
Investment advisory fees	12,338,181
Distribution fees—Class A	945,218
Distribution fees—Class C	1,686,247
Custodian fees and expenses	1,292,520
Administration fees	1,048,245
Transfer agent fees and expenses	1,037,583
Shareholder servicing fees—Class A	378,087
Shareholder servicing fees—Class C	562,082
Registration and filing fees	142,711
Professional fees	133,845
Directors' fees and expenses	128,945
Line of credit fees	63,903
Shareholder reporting expenses	55,377
Miscellaneous	96,858
Total Expenses	19,909,802
Net Investment Income	27,909,783
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	14,221,784
Foreign currency transactions	(1,148,384)
Net realized gain	13,073,400
Net change in unrealized appreciation (depreciation) on:
Investments	122,313,921
Foreign currency translations	(43,473)
Net change in unrealized appreciation (depreciation)	122,270,448
Net realized and unrealized gain	135,343,848
Net Increase in Net Assets Resulting from Operations	$163,253,631

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2010	For the Year Ended December 31, 2009
Change in Net Assets:
From Operations:
Net investment income	$27,909,783	$22,754,139
Net realized gain (loss)	13,073,400	(168,712,176)
Net change in unrealized appreciation (depreciation)	122,270,448	479,222,568
Net increase in net assets resulting from operations	163,253,631	333,264,531
Dividends to Shareholders from Net Investment Income:
Class A	(22,839,494)	(33,743,706)
Class C	(14,267,748)	(18,987,585)
Class I	(53,912,657)	(55,732,392)
Total dividends to shareholders	(91,019,899)	(108,463,683)
Capital Stock Transactions:
Decrease in net assets from Fund share transactions	(59,565,364)	(41,768,341)
Total increase in net assets	12,668,368	183,032,507
Net Assets:
Beginning of year	1,364,616,640	1,181,584,133
End of year[a]	$1,377,285,008	$1,364,616,640

a  Includes dividends in excess of net investment income of $63,738,658 and $45,683,378, respectively.

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Year Ended December 31,
Per Share Operating Performance:	2010	2009	2008	2007	2006
Net asset value, beginning of year	$10.48	$8.41	$16.17	$18.48	$13.28
Income from investment operations:
Net investment income[a]	0.22 [b]	0.18	0.25	0.25	0.20 [c]
Net realized and unrealized gain (loss)	1.13	2.77	(7.87)	(1.09)	5.59
Total from investment operations	1.35	2.95	(7.62)	(0.84)	5.79
Less dividends and distributions to shareholders from:
Net investment income	(0.75)	(0.88)	—	(0.95)	(0.50)
Net realized gain	—	—	—	(0.53)	(0.09)
Tax return of capital	—	—	(0.14)	—	—
Total dividends and distributions to shareholders	(0.75)	(0.88)	(0.14)	(1.48)	(0.59)
Redemption fees retained by the Fund	0.00 [d]	0.00 [d]	0.00 [d]	0.01	0.00 [d]
Net increase (decrease) in net asset value	0.60	2.07	(7.76)	(2.31)	5.20
Net asset value, end of year	$11.08	$10.48	$8.41	$16.17	$18.48
Total investment return[e]	13.48%	35.48%	–47.43%	–4.64%	43.88%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$330.3	$423.1	$372.5	$1,475.2	$921.0
Ratio of expenses to average daily net assets	1.61%[f]	1.66%[f]	1.54%	1.46%	1.61%
Ratio of net investment income to average daily net assets	2.10%[f]	1.92%	1.87%	1.31%	1.26%
Portfolio turnover rate	84%	190%	88%	67%	30%

a  Calculation based on average shares outstanding.

b  25.2% of gross income was attributable to dividends paid by Unibail-Rodamco.

c  18.1% of gross income was attributable to a special dividend paid by Great Eagle Holdings Ltd.

d  Amount is less than $0.005.

e  Does not reflect sales charges, which would reduce return.

f  Reflects Fund level ratio for non-class specific expenses plus class specific expenses.

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class C
	For the Year Ended December 31,
Per Share Operating Performance:	2010	2009	2008	2007	2006
Net asset value, beginning of year	$10.42	$8.36	$16.13	$18.44	$13.26
Income from investment operations:
Net investment income[a]	0.14 [b]	0.12	0.16	0.12	0.10 [c]
Net realized and unrealized gain (loss)	1.13	2.75	(7.84)	(1.07)	5.58
Total from investment operations	1.27	2.87	(7.68)	(0.95)	5.68
Less dividends and distributions to shareholders from:
Net investment income	(0.72)	(0.81)	—	(0.84)	(0.41)
Net realized gain	—	—	—	(0.53)	(0.09)
Tax return of capital	—	—	(0.09)	—	—
Total dividends and distributions to shareholders	(0.72)	(0.81)	(0.09)	(1.37)	(0.50)
Redemption fees retained by the Fund	0.00 [d]	0.00 [d]	0.00 [d]	0.01	0.00 [d]
Net increase (decrease) in net asset value	0.55	2.06	(7.77)	(2.31)	5.18
Net asset value, end of year	$10.97	$10.42	$8.36	$16.13	$18.44
Total investment return[e]	12.72%	34.69%	–47.83%	–5.23%	42.99%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$220.5	$254.6	$281.0	$1,074.9	$688.1
Ratio of expenses to average daily net assets	2.26%[f]	2.31%[f]	2.19%	2.12%	2.26%
Ratio of net investment income to average daily net assets	1.40%[f]	1.29%	1.23%	0.63%	0.63%
Portfolio turnover rate	84%	190%	88%	67%	30%

a  Calculation based on average shares outstanding.

b  25.2% of gross income was attributable to dividends paid by Unibail-Rodamco.

c  18.1% of gross income was attributable to a special dividend paid by Great Eagle Holdings Ltd.

d  Amount is less than $0.005.

e  Does not reflect sales charges, which would reduce return.

f  Reflects Fund level ratio for non-class specific expenses plus class specific expenses.

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	Class I
	For the Year Ended December 31,
Per Share Operating Performance:	2010	2009	2008	2007	2006
Net asset value, beginning of year	$10.51	$8.43	$16.19	$18.50	$13.28
Income from investment operations:
Net investment income[a]	0.25 [b]	0.21	0.31	0.30	0.26 [c]
Net realized and unrealized gain (loss)	1.15	2.78	(7.90)	(1.08)	5.59
Total from investment operations	1.40	2.99	(7.59)	(0.78)	5.85
Less dividends and distributions to shareholders from:
Net investment income	(0.77)	(0.91)	—	(1.01)	(0.54)
Net realized gain	—	—	—	(0.53)	(0.09)
Tax return of capital	—	—	(0.17)	—	—
Total dividends and distributions to shareholders	(0.77)	(0.91)	(0.17)	(1.54)	(0.63)
Redemption fees retained by the Fund	0.00 [d]	0.00 [d]	0.00 [d]	0.01	0.00 [d]
Net increase (decrease) in net asset value	0.63	2.08	(7.76)	(2.31)	5.22
Net asset value, end of year	$11.14	$10.51	$8.43	$16.19	$18.50
Total investment return	13.95%	35.96%	–47.26%	–4.32%	44.45%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$826.5	$686.9	$528.0	$1,136.0	$711.5
Ratio of expenses to average daily net assets	1.26%[e]	1.31%[e]	1.19%	1.12%	1.25%
Ratio of net investment income to average daily net assets	2.41%[e]	2.23%	2.36%	1.61%	1.60%
Portfolio turnover rate	84%	190%	88%	67%	30%

a  Calculation based on average shares outstanding.

b  25.2% of gross income was attributable to dividends paid by Unibail-Rodamco.

c  18.1% of gross income was attributable to a special dividend paid by Great Eagle Holdings Ltd.

d  Amount is less than $0.005.

e  Reflects Fund level ratio for non-class specific expenses.

See accompanying notes to financial statements.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers International Realty Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on November 23, 2004 and is registered under the Investment Company Act of 1940, as amended, as a nondiversified, open-end management investment company. The Fund's investment objective is total return. The authorized shares of the Fund are divided into three classes designated Class A, C and I shares. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distributions and shareholder servicing of such shares).

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day or, if no asked price is available, at the bid price.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the advisor) to be over-the-counter, are valued at the official closing prices as reported by sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Directors to reflect the fair market value of such securities.

Securities for which market prices are unavailable, or securities for which the advisor determines that the bid and/or asked price does not reflect market value, will be valued at fair value pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below:

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

When foreign fair value pricing procedures are utilized, securities are categorized as Level 2. The utilization of these procedures results in transfers between Level 1 and Level 2. The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)*
Common Stock	$1,365,217,395	$1,365,217,395	$—	—
Warrants	109,971	109,971	—	—
Money Market Funds	20,400,000	—	20,400,000	—
Total Investments	$1,385,727,366	$1,365,327,366	$20,400,000	—

*  BGP Holdings PLC was acquired via a spinoff and has been fair valued at zero pursuant to the Fund's fair value procedures and classified as a Level 3 security. Its likelihood of having value in the future is remote.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date unless the shareholder has elected to have them paid in cash.

Distributions paid by the Fund are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions where it trades for all open tax years and has concluded that as of December 31, 2010, no provisions for income tax would be required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

In December 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted. The Act contained federal income tax law changes affecting mutual funds and their shareholders. The provisions of the Act were evaluated and its implementation is not expected to have a material impact to the Fund or the Fund's shareholders, other than the impact on capital loss carryforwards as discussed in Note 4.

Note 2. Investment Advisory and Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.95% of the average daily net assets of the Fund up to and including $1.5 billion and 0.85% of the average daily net assets above $1.5 billion.

Under subadvisory agreements between the advisor and each of Cohen & Steers Asia Limited, Cohen & Steers UK Limited and Cohen & Steers Europe S.A. (collectively the subadvisors), affiliates of the advisor, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. real estate securities. For their services provided under the subadvisory agreement, the advisor (not the Fund) pays the subadvisors. The advisor allocates 50% of the advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund's average assets managed by the advisor and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the Fund's average daily net assets. For the year ended December 31, 2010, the Fund paid the advisor $779,254 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as sub-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the advisor. The Fund has adopted a distribution plan (the plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The plan provides that the Fund will pay the distributor a fee accrued daily

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

and paid monthly at an annual rate of up to 0.25% of the average daily net assets attributable to the Class A shares and up to 0.75% of the average daily net assets attributable to the Class C shares.

For year ended December 31, 2010, the Fund has been advised that the distributor received $30,978 in sales commissions from the sale of Class A shares and that the distributor also received $20 and $24,340 of contingent deferred sales charges relating to redemptions of Class A and Class C shares, respectively. The distributor has advised the Fund that proceeds from the contingent deferred sales charges on Class C shares are paid to the distributor and are used by the distributor to defray its expenses related to providing distribution related services to the Fund in connection with the sale of this class, including payments to dealers and other financial intermediaries for selling this class and interest and other financing costs associated with this class.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net asset value of the Fund's Class A shares and up to 0.25% of the average daily net asset value of the Fund's Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the advisor. The Fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $20,628 from the Fund for the year ended December 31, 2010.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2010, totaled $1,076,069,361 and $1,211,281,970, respectively.

Note 4. Income Tax Information

The tax character of dividends paid was as follows:

	For the Year Ended December 31,
	2010	2009
Ordinary income	$91,019,899	$108,463,683

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

As of December 31, 2010, the tax-basis components of accumulated earnings and the federal tax cost were as follows:

Cost for federal income tax purposes	$1,294,080,552
Gross unrealized appreciation	$104,334,467
Gross unrealized depreciation	(12,687,653)
Net unrealized appreciation	$91,646,814
Undistributed ordinary income	$9,755,685

As of December 31, 2010, the Fund had a net capital loss carryforward of $1,476,306,863, of which $844,140,494 will expire on December 31, 2016, $572,102,309 will expire on December 31, 2017 and $60,064,060 will expire on December 31, 2018. This carryforward may be used to offset future capital gains to the extent provided by regulations. Included in the net capital loss carryforward is $1,433,503 of capital loss carryforwards that were acquired from the Fund's merger with Cohen & Steers European Realty Shares, Inc. ("EUR") (See Note 8). Federal tax rules limit the Fund's use of these capital loss carryforwards. The Regulated Investment Company Modernization Act of 2010 (the "Act") requires that capital loss carryforwards incurred after the effective date of the Act be used before those previously incurred, thereby increasing the chances that all or a portion of these losses will not be able to be utilized prior to their expiration. In addition, the Fund incurred capital losses of $2,166,505 after October 31, 2010, that it has elected to treat as arising in the following fiscal year.

As of December 31, 2010, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities and unrealized gain on passive foreign investment companies and permanent book/tax differences primarily attributable to foreign currency transactions, merger related items and sales of passive foreign investment companies. To reflect reclassifications arising from the permanent differences, paid-in capital was charged $153,964, accumulated net realized loss was charged $44,900,872 and dividends in excess of net investment income was credited $45,054,836. Net assets were not affected by this reclassification.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 5. Capital Stock

The Fund is authorized to issue 800 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Year Ended December 31, 2010		For the Year Ended December 31, 2009
	Shares	Amount	Shares	Amount
CLASS A:
Sold	8,245,371	$85,516,699	12,257,141	$118,651,505
Acquisition of Cohen & Steers European Realty Shares	—	—	124,283	1,418,073
Issued as reinvestment of dividends	1,605,038	16,581,041	2,181,085	22,108,069
Redeemed	(20,426,184)	(218,373,943)	(18,481,114)	(160,550,679)
Redemption fees retained by the Fund[a]	—	33,881	—	25,845
Net decrease	(10,575,775)	$(116,242,322)	(3,918,605)	$(18,347,187)
CLASS C:
Sold	1,432,704	$14,976,373	2,001,326	$20,406,072
Acquisition of Cohen & Steers European Realty Shares	—	—	96,615	1,094,640
Issued as reinvestment of dividends	822,710	8,411,857	1,103,133	11,139,977
Redeemed	(6,604,871)	(68,072,801)	(12,351,086)	(103,038,920)
Redemption fees retained by the Fund[a]	—	19,886	—	17,901
Net decrease	(4,349,457)	$(44,664,685)	(9,150,012)	$(70,380,330)

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

	For the Year Ended December 31, 2010		For the Year Ended December 31, 2009
	Shares	Amount	Shares	Amount
CLASS I:
Sold	22,789,678	$244,978,970	20,986,629	$204,333,113
Acquisition of Cohen & Steers European Realty Shares	—	—	205,360	2,351,368
Issued as reinvestment of dividends	4,416,921	46,073,491	4,845,522	49,244,968
Redeemed	(18,346,760)	(189,769,079)	(20,477,410)	(177,044,004)
Redeemed in kind[b]	—	—	(2,828,928)	(31,966,883)
Redemption fees retained by the Fund[a]	—	58,261	—	40,614
Net increase	8,859,839	$101,341,643	2,731,173	$46,959,176

a  A 2% redemption fee may be charged on shares sold within 60 days of the time of purchase. Redemption fees are paid directly to the Fund. Effective March 1, 2011, the Fund will no longer charge redemption fees.

b  Certain shareholders of the Fund were permitted to redeem shares in-kind. As a result, the Fund realized a net gain of $8,255,646 for financial reporting purposes.

Note 6. Borrowings

The Fund, in conjunction with other Cohen & Steers funds, is a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement, which expires January 28, 2011. The Fund pays a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the credit agreement. (Effective January 28, 2011, the credit agreement was subsequently renewed under similar terms and expires January 27, 2012. The commitment fee was reduced to 0.125%).

During the year ended December 31, 2010, the Fund did not borrow under the credit agreement.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. Merger

On June 9, 2009, the Board of Directors of both the Fund and EUR, also an open end investment company, approved a proposal for the Fund to acquire EUR. The purpose of the transaction was to combine two funds managed by the advisor with comparable investment objectives and strategies, and the investment portfolio of EUR was the principal asset acquired by the Fund. The Fund acquired all the net assets of EUR based on the respective valuations as of the close of business on September 18, 2009. The acquisition was accomplished by a tax-free exchange of 260,464 Class A shares worth $1,418,072; 201,846 Class C shares worth $1,094,640 and 431,168 Class I shares worth $2,351,368 of EUR for 124,283 Class A shares, 96,615 Class C shares and 205,360 Class I shares of the Fund. The net assets of EUR and the Fund immediately before the acquisition were $4,864,080 (including $813,505 of net unrealized appreciation) and $1,415,001,697, respectively. The combined net assets of the Fund immediately following the acquisition were $1,419,865,778. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however the cost basis of the investments received from EUR was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2009, the Fund's pro-forma results of operations for the year ended December 31, 2009, are as follows:

Net investment income	$22,796,354
Net realized and unrealized gain	308,029,554
Net increase in net assets resulting from operations	$330,825,908

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of changes in net assets attributable to EUR that have been included in the Fund's statement of operations.

Note 9. Subsequent Events

Events and transactions occurring after December 31, 2010 and through the date that the financial statements were issued have been evaluated in the preparation of the financial statements and no additional disclosure is required.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
Cohen & Steers International Realty Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Cohen & Steers International Realty Fund, Inc. (the "Fund") at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 16, 2011

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

TAX INFORMATION—2010 (Unaudited)

Pursuant to the Jobs and Growth Relief Reconciliation Act of 2003, the Fund designates qualified dividend income of $25,597,050.

The Fund has elected, pursuant to section 853 of the Internal Revenue Code, to pass through foreign taxes of $1,988,699. The Fund generated net foreign source income of $51,087,362 with respect to this election.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and realized gains are a return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with its advisor, administrator, sub-administrator, custodian and transfer agent. The management of the Fund's day-to-day operations is delegated to its officers, the advisor, administrator and sub-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Interested Director[4]

Robert H. Steers Age: 57	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of Cohen & Steers Capital Management, Inc. (the Advisor) since 2003 and its parent, Cohen & Steers, Inc. since 2004. Vice President of Cohen & Steers Securities, LLC.	18	1991 to present

Martin Cohen[5] Age: 62	Director and Co-Chairman	Until next election of directors	Co-Chairman and Co-Chief Executive Officer of the Advisor since 2003 and Cohen & Steers, Inc. since 2004. Prior to that, President of the Advisor; Vice President of Cohen & Steers Securities, LLC.	18	1991 to present

  (table continued on next page)

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Disinterested Directors

Bonnie Cohen[5] Age: 68	Director	Until next election of directors	Consultant. Board Member, United States Department of Defense Business Board since 2010; Board Member, Global Heritage Fund since 2002; Advisory Board member, Posse Foundation since 2004; Trustee, H. Rubenstein Foundation since 1996; Trustee, District of Columbia Public Libraries since 2004; Board member Woods Hole Research Center since 2011; Board member Teluride Mountain Film Festival since 2010; Board member, Washington National Opera since 2007; Former Director, Reis, Inc. (real estate analytics firm) from 2003 to 2009; Former member of the Investment Committee, The Moriah Fund from 2002 to 2008; Former Board member, Foundation for Arts and Preservations in Embassies from 2001 to 2009; Former Under Secretary of State for Management, United States Department of State, 1996-2000.	18	2001 to present

George Grossman Age: 57	Director	Until next election of directors	Attorney-at-law	18	1993 to present

  (table continued on next page)

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Richard E. Kroon Age: 68	Director	Until next election of directors	Member of Investment Committee, Monmouth University since 2004; Former Director, AmComp (workers' compensation insurance company) from 1996 to 2003 and from 2004 to 2005; Former Director, Finlay Enterprises (fine jewelry retailing) from 2003 to 2006; Former Director, Prominence Networks (telecom equipment) from 2003 to 2005; Retired Chairman and Managing Partner of Sprout Group venture capital funds, then an affiliate of Donaldson, Lufkin and Jenrette Securities Corporation from 1981 to 2001. Former chairman of the National Venture Capital Association for the year 2000.	18	2004 to present

Richard J. Norman Age: 67	Director	Until next election of directors	Private Investor. Member, District of Columbia Department of Corrections Chaplains Corps from 2008 to February 2010; Member, Montgomery County, Maryland Department of Corrections Chaplains Corp since February 2010; Special Representative, Salvation Army World Service Organization (SAWSO) since 2010; Advisory Board Member, The Salvation Army since 1985; Financial Education Fund Chair, The Foundation Board of Maryland Public Television since 2009; Former President, Executive Committee, Chair of Investment Committee, The Foundation Board of Maryland Public Television from 1997 to 2008. Prior thereto, Investment Representative of Morgan Stanley Dean Witter from 1966 to 2000.	18	2001 to present

  (table continued on next page)

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

(table continued from previous page)

Name, Address[1] and Age	Position(s) Held with Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]
Frank K. Ross Age: 67	Director	Until next election of directors	Visiting Professor of Accounting, Howard University School of Business since 2004; Board member and Audit Committee Chair and Human Resources and Compensation Committee Member, Pepco Holdings, Inc. (electric utility) since 2004. Former Board Member of NCRIC, Inc. from 2004 to 2005. Formerly, Midatlantic Area Managing Partner for Assurance Services at KPMG LLP and Managing Partner of its Washington, DC offices from 1977 to 2003.	18	2004 to present

Willard H. Smith Jr. Age: 74	Director	Until next election of directors	Board member, Essex Property Trust, Inc. since 1996; Former Board member, Realty Income Corporation from 1996 to 2009; Former Board member, Highwoods Property Trust from 1996 to 2005; Former Board member, Crest Net Lease, Inc. from 1999 to 2009 Formerly, Managing Director at Merrill Lynch & Co., Equity Capital Markets Division, from 1983 to 1995.	18	1996 to present

C. Edward Ward Jr. Age: 64	Director	Until next election of directors	Member of The Board of Trustees of Manhattan College, Riverdale, New York since 2004. Formerly Director of closed-end fund management for the New York Stock Exchange, where he worked from 1979 to 2004.	18	2004 to present

1  The address for each director is 280 Park Avenue, New York, NY 10017.

2  On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.

3  The length of time served represents the year in which the director was first elected or appointed to any fund in the Cohen & Steers fund complex.

4  "Interested person", as defined in the 1940 Act, of the Fund because of affiliation with the investment manager (Interested Directors).

5  Martin Cohen and Bonnie Cohen are not related.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

The officers of the fund (other than Messrs. Cohen and Steers, whose biographies are provided above), their address, their ages and their principal occupations for at least the past five years are set forth below.

Name, Address and Age[1]	Position(s) Held with Fund	Principal Occupation During At Least The Past 5 Years	Length of Time Served[2]
Adam M. Derechin Age: 46	President and Chief Executive Officer	Chief Operating Officer of CSCM (since 2003) and CNS (since 2004). Prior to that, Senior Vice President of CSCM and Vice President and Assistant Treasurer of the Cohen & Steers funds.	Since 2005

Joseph M. Harvey Age: 47	Vice President	President and Chief Investment Officer of CSCM (since 2003) and President of CNS (since 2004). Prior to that, Senior Vice President and Director of Investment Research of CSCM.	Since 2004

Scott Crowe Age: 33	Vice President	Senior Vice President and Global Research Strategist of the Advisor since 2007. Prior thereto, Executive Director at UBS and head of U.S. REITs and a global strategist. He also worked at UBS Warburg as a real estate analyst.	Since 2008

Francis C. Poli Age: 48	Secretary	Executive Vice President, Secretary and General Counsel of CSCM and CNS since March 2007. Prior thereto, General Counsel of Allianz Global Investors of America LP.	Since 2007

James Giallanza Age: 44	Treasurer and Chief Financial Officer	Senior Vice President of CSCM since September 2006. Prior thereto, Deputy Head of the US Funds Administration and Treasurer & CFO of various mutual funds within the Legg Mason (formally Citigroup Asset Management) fund complex from August 2004 to September 2006; Director/Controller of the US wholesale business at UBS Global Asset Management (U.S.) from September 2001 to July 2004.	Since 2006

Lisa D. Phelan Age: 42	Chief Compliance Officer	Senior Vice President and Director of Compliance of CSCM since 2007 and prior to that, Vice President since 2006. Chief Compliance Officer of CSSL since 2004. Prior to that, Compliance Officer of CSCM since 2004. Chief Compliance Officer, Avatar Associates & Overture Asset Managers, 2003-2004.	Since 2006

1  The address of each officer is 280 Park Avenue, New York, NY 10017

2  Officers serve one-year terms. The length of time served represents the year in which the officer was first elected to that position in any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS
GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
ASIA PACIFIC REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in real estate securities located in the Asia Pacific region

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS
GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Scott Crowe
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Subadministrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
30 Dan Road
Canton, MA 02021
(800) 437-9912

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class A—IRFAX
C—IRFCX
I— IRFIX

Web site: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers International Realty Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

eDelivery NOW AVAILABLE

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COHEN & STEERS

INTERNATIONAL REALTY FUND

280 PARK AVENUE

NEW YORK, NY 10017

ANNUAL REPORT

DECEMBER 31, 2010

IRFAXAR

Item 2. Code of Ethics.

The registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800-330-7348 or writing to the Secretary of the registrant, 280 Park Avenue, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Frank K. Ross, a member of the board’s audit committee, is an “audit committee financial expert”.  Mr. Ross is “independent,” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) — (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2010	2009
Audit Fees	$52,500	$52,500
Audit-Related Fees	$0	$0
Tax Fees	$6,250	$6,250
All Other Fees	$0	$0

Tax fees were billed in connection with the preparation of tax returns, calculation and designation of dividends and other miscellaneous tax services.

(e)(1)  The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting.  The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e) (2)  No services included in (b) — (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            Not applicable.

(g)           For the fiscal years ended December 31, 2010 and December 31, 2009, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2010	2009

Registrant	$6,250	$6,250
Investment Advisor	$20,000	$20,000

(h)           The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X  was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS INTERNATIONAL REALTY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: March 2, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(principal executive officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(principal financial officer)

Date: March 2, 2011